UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2020

MFA FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-13991	13-3974868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

350 Park Avenue, 20th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 207-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions(see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	MFA	New York Stock Exchange
7.50% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share	MFA/PB	New York Stock Exchange
6.50% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share	MFA/PC	New York Stock Exchange
8.00% Senior Notes due 2042	MFO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 26, 2020, MFA Financial, Inc. (the “Company”) completed the previously disclosed issuance of warrants (“Warrants”) pursuant to the terms of the previously disclosed Investment Agreement, dated June 15, 2020, by and among the Company, Omaha Equity Aggregator, L.P. and Athene USA Corporation.

On August 13, 2020, the Company filed a prospectus supplement (the “Resale Prospectus Supplement”) to its automatic shelf registration statement on Form S-3 (File No. 333-233337) filed with the Securities and Exchange Commission under the Securities Act of 1933, covering an unspecified amount of shares of its common stock, par value $0.01 per share (“Common Stock”), and certain other securities of the Company. The Resale Prospectus Supplement covers the resale of up to 37,039,106 shares of Common Stock (subject to adjustment in accordance with the terms of the Warrants) issuable upon the exercise of Warrants, and may be used by the selling stockholders identified therein (the “Selling Stockholders”) to resell shares of Common Stock upon exercise of Warrants held by the Selling Stockholders. The Company will not receive any proceeds from the sale of Common Stock by the Selling Stockholders.

The Company is filing this report to provide the legal opinion as to the validity of the securities covered by the Resale Prospectus Supplement, which opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description of Exhibit
5.1	Opinion of Venable LLP regarding the validity of Common Stock.
23.1	Consent of Venable LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MFA FINANCIAL, INC.
(REGISTRANT)

	By:	/s/ Harold E. Schwartz
Name:Harold E. Schwartz
Title:Senior Vice President and General Counsel
Date: August 13, 2020